Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of NewMarket Technology, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip Verges, as Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Philip M. Verges
----------------------
Philip M. Verges
Chief Executive Officer
and Principal Financial Officer


March 31, 2006










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A signed  original of this  written  statement  required by Section 906 has been provided to New and will be retained by NewMarket Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.